UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 8, 2007
PARLUX FRAGRANCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-15491 (Commission File No.)	22-2562955 (IRS Employer Identification No.)
3725 SW 30th Avenue
Ft. Lauderdale, FL 33312
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (954) 316-9008
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
On January 8, 2007 Parlux Fragrances, Inc. (NASDAQ: PARL) (“Parlux”) announced that on such date, its Board of Directors set a record date of the close of business on January 17, 2007 in connection with Glenn H. Nussdorf’s proposed consent solicitation. Only stockholders of record as of the close of business on that date will be entitled to execute, withhold or revoke consents with respect thereto. A copy of Parlux’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and parts thereof are incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.
By:	/s/ Frank Buttacavoli
Name:	Frank Buttacavoli
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: January 8, 2007